EXHIBIT A

                 AMENDED AND RESTATED STOCK PURCHASE AGREEMENT

            THIS AMENDED AND RESTATED STOCK PURCHASE AGREEMENT (the "Agreement") dated as of March 14, 1996, amends and restates the Stock Purchase Agreement dated as of February 14, 1996 (the "Original Agreement"), by and among Chartwell Leisure Associates L.P. II, a Delaware limited partnership ("Chartwell"), with its principal executive offices at 55 Hillside Road, Rye, New York 10580, FSNL LLC, a Connecticut limited liability company ("FSNL" and, together with Chartwell, the "Buyers"), with its principal executive offices at 157 Church Street, New Haven, Connecticut 06510, and National Lodging Corp., a Delaware corporation ("Seller"), with its principal executive offices at 605 Third Avenue, New York, New York 10158.

                             Preliminary Statement

            Chartwell is the owner of 904,930 shares of Seller's common stock, par value $0.01 per share ("Common Stock"), which it purchased pursuant to a Stock Purchase Agreement, dated as December 20, 1995 (the "1995 Purchase Agreement").

            Pursuant to the Original Agreement, Seller agreed to issue, sell, transfer, assign, convey and deliver 2,947,369 shares of Common Stock (the "Chartwell Shares") to Chartwell and 1,052,631 shares of Common Stock (the "FSNL Shares" and, together with the Chartwell Shares, the "Shares") to FSNL, and Chartwell agreed to purchase, acquire and accept the Chartwell Shares, and FSNL agreed to purchase, acquire and accept the FSNL Shares, from Seller, upon the terms and conditions of the Original Agreement. The parties hereto now wish to amend certain provisions of the Original Agreement. Accordingly, the parties hereto, intending to be legally bound, hereby agree to amend and restate the Original Agreement in its entirety as follows:

            1.   Purchase and Sale.

            (a) Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants of Buyers contained herein, at the Closing (as defined in Section 1(c) of this Agreement) Seller shall sell, transfer, assign and convey the Chartwell Shares to Chartwell, and the FSNL Shares to FSNL, for a purchase price of $14.25 per share (the "Purchase Price") payable as provided in Section 1(b) of this Agreement, and shall deliver at the Closing to Chartwell a stock certificate or certificates (the "Chartwell Certificates") registered in Chartwell's name representing all of the Chartwell Shares and to FSNL a stock certificate or certificates (the "FSNL Certificates") registered in FSNL's name representing all of the FSNL Shares, in each case free and clear of any claim, security interest, lien and encumbrance whatsoever (collectively, "Liens") with respect thereto and without any restrictive legend other than with respect to applicable securities laws and subject to the terms and conditions of this Agreement. In reliance upon the representations, warranties and covenants of Seller contained herein, at the Closing Chartwell shall purchase, acquire and accept the Chartwell Shares, and FSNL shall purchase, acquire and accept the FSNL Shares, from Seller for the Purchase Price payable as provided in Section 1(b) of this Agreement. Seller shall also deliver to each of

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Chartwell and FSNL at the Closing the opinion of Seller's counsel, Skadden Arps
Slate Meagher & Flom, substantially to the effect set forth in Exhibit 1(a)(i) hereto and otherwise in form and substance reasonably acceptable to the Buyers (the "Opinion of Seller's Counsel") and a registration rights agreement relating to the Shares (the "Registration Rights Agreement"), in the form attached as Exhibit 1(a)(ii) hereto. In addition, at the Closing, Chartwell shall deliver to Seller the opinion of Chartwell's counsel, Battle Fowler LLP, substantially to the effect set forth in Exhibit 1(a)(iii) hereto and otherwise in form and substance reasonably acceptable to the Seller (the "Opinion of Chartwell's Counsel"), and FSNL shall deliver to Seller the opinion of FSNL's counsel, Bergman, Horowitz & Reynolds, P.C., substantially to the effect set forth in Exhibit 1(a)(iv) hereto and otherwise in form and substance reasonably acceptable to the Seller (the "Opinion of FSNL's Counsel").

            (b) The Purchase Price shall be paid by each of Chartwell and FSNL at the Closing by wire transfer in immediately available funds in accordance with the instructions provided to Chartwell and FSNL by Seller no less than two business days prior to Closing by wire transfer of immediately available funds to the account indicated by Seller in such instructions.

            (c) The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York as soon as practicable after the last of the conditions set forth in Sections 6 and 7 of this Agreement shall have been satisfied or waived, but in no event later then the fifth business day thereafter, or at such other time and place as Chartwell, FSNL and Seller shall mutually agree. The date on which the Closing occurs is referred to herein as the "Closing Date".

            2. Representations and Warranties of Seller. Seller hereby represents and warrants to each of the Buyers as follows:

            (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Seller is duly qualified to do business and is in good standing as a foreign corporation under the laws of all jurisdictions where the nature of its properties or business so requires and where a failure to be in good standing as a foreign corporation would have a material adverse effect on its assets or business.

            (b) Subject to (i) the filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the termination or expiration of the waiting period thereunder, and (ii) approval by the stockholders of Seller of the issuance of the Shares by Seller: (1) Seller has the full power and authority to enter into this Agreement and the Registration Rights Agreement, to issue and sell the Chartwell Shares to Chartwell and the FSNL Shares to FSNL, and to consummate the transactions described herein and therein, (2) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by Seller have been duly authorized by all necessary action on the part of Seller, (3) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by Seller will not conflict with or result in a breach or default under Seller's organizational documents, or under any law, rule, regulation, judgment, order or decree to which Seller is subject, and (4) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by

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Seller will not conflict with or result in a breach or default (or give rise to any right to termination, cancellation, payment or acceleration or any other right) under any agreement or instrument to which Seller is a party or by which any of its properties may be bound, other than the Credit Agreement, dated as of January 23, 1996, among Seller, various banks, Chemical Bank, as documentation agent, and Bankers Trust Company, as administrative agent, and other agreements and instruments entered into by Seller thereunder, and under Seller's stock option plans and related agreements, about which Seller makes no representation. This Agreement and the Registration Rights Agreement constitute the legal, valid and binding obligations of Seller, enforceable in accordance with their terms.

            (c) Other than: (1) filings required under the HSR Act and the termination or expiration of the waiting period thereunder, (2) the filing of the Seller's Proxy Statement, as contemplated by Section 4(b) of this Agreement, and (3) filings required under gaming laws of the States of Arizona and Mississippi, no action, consent or approval of, or registration or filing with, or any other action by any governmental agency, bureau, commission, court or authority is required in connection with the execution, delivery and performance by Seller of this Agreement or the Registration Rights Agreement.

            (d) The Shares are duly authorized, and when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable. The Shares will not be issued in violation of the preemptive rights or other rights of any person. The Certificates will be in due and proper form and comply with applicable legal requirements.

            (e) By the issuance and transfer of the Shares hereunder at the Closing, Seller will convey good title to the Shares free and clear of any Liens of any kind and of any rights or claims (contractual or otherwise) in favor of any other person. No consent of any person, other than approval of the stockholders of Seller as contemplated by Section 7(e) of this Agreement, is required for the execution, delivery and performance of this Agreement or the Registration Rights Agreement by Seller or for the sale and transfer of the Shares which has not been obtained.

            (f) The Seller's authorized capital stock consists of 100,000,000 shares of Common Stock, of which 5,452,320 shares are issued and outstanding. No options, warrants, conversion or other rights, agreements or commitments of any kind obligating the Seller, contingently or otherwise, to issue or sell any shares of its capital stock of any class or any securities convertible into or exchangeable for any such shares are outstanding, other than options granted under Seller's 1994 Stock Option Plan and 1992 Stock Option Plans of HFS Incorporated (collectively, the "Option Plans").

            (g) None of the reports or registration statements filed since January 1, 1995 by Seller with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), at the time they were filed contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. From January 1, 1995 to date, Seller has timely filed all reports it is required to file under the 1934 Act.

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            (h) Since September 30, 1995, there has not been any material adverse change in the Seller's condition (financial or otherwise), assets, liabilities or results of operations, other than as disclosed in any of Seller's publicly available filings with the Securities and Exchange Commission.

            (i) There is no pending litigation or, to the knowledge of Seller, any governmental investigation or threatened litigation which is reasonably likely to have a material adverse effect on the Seller, other than as disclosed in any of Seller's publicly available filings with the Securities and Exchange Commission.

            3. Representations and Warranties of Chartwell. Chartwell hereby represents and warrants to Seller as follows:

            (a) Chartwell is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware. Chartwell is duly qualified to do business and is in good standing as a foreign limited partnership under the laws of all jurisdictions where the nature of its properties or business so requires and where a failure to be in good standing as a foreign limited partnership would have a material adverse effect on its assets or business.

            (b) Subject to the filings required under the HSR Act and the termination or expiration of the waiting period thereunder: (1) Chartwell has the full power and authority to enter into this Agreement and the Registration Rights Agreement, and to consummate the transactions described herein and therein, (2) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by Chartwell have been duly authorized by all necessary action on the part of Chartwell, (3) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by Chartwell will not conflict with or result in a breach or default under Chartwell's organizational documents, or under any law, rule, regulation, judgment, order or decree to which Chartwell is subject, and (4) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by Chartwell will not conflict with or result in a breach or default (or give rise to any right to termination, cancellation, payment or acceleration or any other right) under any agreement or instrument to which Chartwell is a party or by which any of its properties may be bound. This Agreement and the Registration Rights Agreement constitute the legal, valid and binding obligations of Chartwell, enforceable in accordance with their terms.

            (c) Other than filings required under the HSR Act, and the termination or expiration of the waiting period thereunder, no action, consent or approval of, or registration or filing with, or any other action by any governmental agency, bureau, commission, court or authority is required in connection with the execution, delivery and performance by Chartwell of this Agreement or the Registration Rights Agreement.

            (d) Chartwell is an "accredited investor" as that term is defined in Rule 501(a)(8) under the Securities Act of 1933, as amended (the "1933 Act") and it is purchasing the Shares for its own account (and not for the account of others), for investment and not with a view to the distribution thereof.


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            4. Representations and Warranties of FSNL. FSNL hereby represents and warrants to Seller as follows:

            (a) FSNL is a limited liability company duly organized, validly existing and in good standing under the laws of Connecticut. FSNL is duly qualified to do business and is in good standing as a foreign limited liability company under the laws of all jurisdictions where the nature of its properties or business so requires and where a failure to be in good standing as a foreign limited liability company would have a material adverse effect on its assets or business.

            (b) (1) FSNL has the full power and authority to enter into this Agreement and the Registration Rights Agreement, and to consummate the transactions described herein and therein, (2) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by FSNL have been duly authorized by all necessary action on the part of FSNL, (3) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by FSNL will not conflict with or result in a breach or default under FSNL's organizational documents, or under any law, rule, regulation, judgment, order or decree to which FSNL is subject, and (4) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by FSNL will not conflict with or result in a breach or default (or give rise to any right to termination, cancellation, payment or acceleration or any other right) under any agreement or instrument to which FSNL is a party or by which any of its properties may be bound. This Agreement and the Registration Rights Agreement constitute the legal, valid and binding obligations of FSNL, enforceable in accordance with their terms.

            (c) No action, consent or approval of, or registration or filing with, or any other action by any governmental agency, bureau, commission, court or authority is required in connection with the execution, delivery and performance by FSNL of this Agreement or the Registration Rights Agreement.

            (d) FSNL is an "accredited investor" as that term is defined in Rule 501(a)(8) under the 1933 Act and it is purchasing the Shares for its own account (and not for the account of others), for investment and not with a view to the distribution thereof.

            5.    Preclosing Covenants.

            (a) Prior to the Closing or earlier termination of this Agreement, Seller shall not (i) make any change in or amendment to its Certificate of Incorporation or ByLaws other than to change the name of the Seller; or (ii) declare, pay or make any dividend or other distribution or payment with respect to, or split, redeem or reclassify, any shares of its capital stock, or issue any shares of its capital stock or options or other rights to acquire shares of its capital stock or securities convertible into shares of its capital stock, other than the issuance of any shares of Common Stock pursuant to options under the Option Plans and other than the issuance of options under the Options Plans.

            (b) (i) Seller shall promptly prepare and file with the Commission under the 1934 Act a proxy statement and appropriate proxy materials and amendments (collectively, the "Proxy Statement") complying with the 1934 Act and applicable

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      rules and regulations of the Commission for use in soliciting proxies of the stockholders of Seller in connection with the Annual Meeting of the stockholders of Seller contemplated by Section 5(c) of this Agreement, and shall use its best efforts to revise the Proxy Statement to respond to any comments made by the Commission concerning the Proxy Statement.

            (ii) Seller shall promptly thereafter distribute the Proxy Statement to its stockholders. The Proxy Statement shall be mailed to stockholders of Seller in accordance with section 222 of the Delaware General Corporation Law and applicable rules of the National Association of Securities Dealers, Inc. ("NASD"). Subject to the fiduciary duties of the Board of Directors of Seller, the Proxy Statement shall contain the recommendation of the Board of Directors of Seller that the stockholders of Seller vote in favor of the issuance of the Shares pursuant to this Agreement.

            (iii) Seller shall notify the Buyers of the receipt of any comments from the Commission and any requests by the Commission for changes to the Proxy Statement or for additional information, and shall promptly supply the Buyers with copies of all correspondence between the Seller or its representatives and the Commission with respect thereto.

            (c) Seller shall take all action necessary to convene an annual meeting of its stockholders (the "Annual Meeting") as promptly as practicable at which stockholders of the Company will be asked to vote upon a proposal to approve the issuance of the Shares pursuant to this Agreement (the "Proposal"). The Board of Directors of the Seller shall use its best efforts, subject to its fiduciary duties, to cause to be solicited proxies from the holders of Common Stock to be voted at the Annual Meeting in favor of the Proposal and to take all other actions necessary or advisable to secure that vote of stockholders of Seller.

            (d) Chartwell agrees to vote its shares of Common Stock entitled to vote at the Annual Meeting in favor of and against the Proposal in the same proportion as the numbers of shares of Common Stock ("Nonaffiliated Shares") held by stockholders of Seller other than the Buyers and their affiliates, as that term is defined in Rule 405 under the 1933 Act ("Affiliates") voted at the Annual Meeting in favor of and against the Proposal bears to the total number of Nonaffiliated Shares voted at the Annual Meeting (treating shares which abstain as not having voted).

            (e) Seller shall use its reasonable best efforts to cause the Shares to be listed on the National Association of Securities Dealers, Inc. Automated Quotation System, National Market System ("Nasdaq").

            (f) Seller and Chartwell shall, as soon as practicable, file Notification and Report Forms under the HSR Act with the Federal Trade Commission and the Antitrust Division of the Department of Justice and shall use their best efforts to respond as promptly as practicable to all inquiries and requests for additional information or documentation received from the Federal Trade Commission or the Antitrust Division.


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            (g) Subject to the terms and conditions hereof, and to the fiduciary duties of the Board of Directors of Seller, each of the Seller, Chartwell and FSNL shall cooperate, provide one another with all information required, and use their respective best efforts to take, or cause to be taken, all appropriate action, and to make, or cause to be made, all filings necessary, including filings of the Proxy Statement, proper or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement, and to fulfill the conditions set forth in Sections 6 and 7 of this Agreement.

            (h) Each of Seller, Chartwell and FSNL shall refrain from taking any actions which would cause its respective representations and warranties contained in this Agreement to become untrue.

            6. Conditions Precedent to Buyers' Obligations. The obligations of the Buyers under this Agreement are subject to the satisfaction, at or prior to Closing, of each of the following conditions (any of which may be waived in writing in whole or in part by both of the Buyers, acting together):

            (a) The representations and warranties of Seller in this Agreement shall be true and correct at and as of the Closing with the same effect as though such representations and warranties were made at and as of the Closing Date; provided, however, that the representations and warranties in Section 2(f) of this Agreement shall not be deemed to be untrue or incorrect as of the Closing as a result of the issuance of additional shares of Common Stock upon the exercise of options granted under any of the Option Plans or as a result of the grant of additional options under Seller's 1994 Stock Option Plan.

            (b) Seller shall have complied in all material respect with its covenants under this Agreement.

            (c) The issuance of the Shares as provided in this Agreement shall have been approved by the requisite vote of stockholders of the Seller prescribed by (i) section 216 of the Delaware General Corporation Law, (ii) the organizational documents of Seller, and (ii) Schedule D to the By-Laws of NASD.

            (d) The waiting period (and any extensions thereof) under the HSR Act applicable to the issuance and purchase of the Shares shall have expired or been terminated.

            (e)   The Shares shall have been listed for quotation in Nasdaq.

            (f) The Company shall have received the resignations of all of the members of its Board of Directors other than Martin L. Edelman, Richard L. Fisher, Stephen P. Holmes, Michael J. Kennedy, Marc E. Leland, Henry R. Silverman and Roger J. Stone.

            (g) No preliminary or permanent injunction or other order, decree or ruling issued by any court of competent jurisdiction or by any governmental or regulatory agency, body or authority shall be in effect at the time of Closing that would prevent the consummation of the transactions contemplated by this Agreement.

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            (h) Seller shall have delivered to each of the Buyers a
certificate, dated the Closing Date and in form and substance satisfactory to the Buyers, of Seller's Chief Executive Officer or of Seller's Executive Vice President and Chief Financial Officer stating that the conditions specified in Sections 6(a) through 6(e) of this Agreement have been fulfilled.

            (i)   Buyers shall have received the Opinion of Seller's Counsel.

            (j) Seller shall have delivered the Chartwell Certificates to Chartwell and the FSNL Certificates to FSNL.

            (k) Seller shall have executed and delivered the Registration Rights Agreement.

            7. Conditions Precedent to Seller's Obligations. The obligations of Seller under this Agreement are subject to the satisfaction, at or prior to Closing, of each of the following conditions (any of which may be waived in writing in whole or in part by Seller):

            (a) The representations and warranties of Chartwell in Section 3 of this Agreement shall be true and correct at and as of the Closing with the same effect as though such representations and warranties were made at and as of the Closing Date.

            (b) The representations and warranties of FSNL in Section 4 of this Agreement shall be true and correct at and as of the Closing with the same effect as though such representations and warranties were made at and as of the Closing Date.

            (c) Chartwell shall have complied in all material respect with its covenants under this Agreement.

            (d) FSNL shall have complied in all material respect with its covenants under this Agreement.

            (e) The issuance of the Shares as provided in this Agreement shall have been approved by the requisite vote of stockholders of the Seller prescribed by (i) section 216 of the Delaware General Corporation Law, (ii) the organizational documents of Seller, and (ii) Schedule D to the By-Laws of the NASD.

            (f) The waiting period (and any extensions thereof) under the HSR Act applicable to the issuance and purchase of the Shares shall have expired or been terminated.

            (g)   The Shares shall have been listed for quotation in Nasdaq.

            (h) No preliminary or permanent injunction or other order, decree or ruling issued by any court of competent jurisdiction or by any governmental or regulatory agency, body or authority shall be in effect at the time of Closing that would prevent the consummation of the transactions contemplated by this Agreement.


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            (i) Chartwell shall have delivered to Seller a certificate, dated the Closing Date and in form and substance satisfactory to Seller, of the President or a Vice President of Chartwell's general partner stating that the conditions specified in Sections 7(a), (c) and (f) of this Agreement have been fulfilled.

            (j) FSNL shall have delivered to Seller a certificate, dated the Closing Date and in form and substance satisfactory to Seller, of a Manager of FSNL stating that the conditions specified in Sections 7(b) and (d) of this Agreement have been fulfilled.

            (k) Each of the Buyers shall have executed and delivered the Registration Rights Agreement.

            (l) Seller shall have received the Opinion of Chartwell's Counsel and the Opinion of FSNL's Counsel.

            (m) Seller shall have received payment of the Purchase Price from each of the Buyers.

            8. Survival of Representations. All representations and warranties of Buyers and Seller, other than the Seller's representations and warranties in Sections 2(g), (h) and (i), shall survive the Closing of this transaction. The Seller's representations and warranties in Sections 2(g), (h) and (i) shall terminate as of the Closing Date.

            9. Termination. This Agreement may be terminated at any time, but not later than the Closing Date, as follows:

            (a) By mutual agreement of the Buyers and Seller to terminate this Agreement;

            (b) By either of the Buyers or Seller if the stockholders of the Company do not approve the Proposal at the Annual Meeting;

            (c) By either of the Buyers or Seller if the Closing shall not have occurred on or prior to September 30, 1996, unless such delay has resulted from a breach by such party of any of its representations or warranties, from the failure of such party to fulfill any of its obligations under this Agreement or, if the party proposing to terminate is Chartwell, from the actions of Chartwell's nominees to Seller's Board of Directors or any beneficial owner of Chartwell serving on Seller's Board of Directors, whether those actions are taken in their respective capacities as directors or as officers of Seller.

            10. Post-Closing Covenants. Without the consent of holders of a majority of the Nonaffiliated Shares or except as expressly set forth below, from and after the Closing, each of the Buyers agrees that:

            (a) None of the Shares will be sold, pledged or otherwise transferred, directly or indirectly, by it except:


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             (i) after three years from the Closing Date, in a bona fide underwritten public offering pursuant to an effective registration under the 1933 Act;

             (ii) in connection with a merger or consolidation of the Seller which is approved by a majority of the Independent Directors (as defined in Section 10(g)) and in which all holders of Common Stock receive the same consideration;

             (iii) in a sale, pledge or other transfer (a "Transfer") by either Chartwell or FSNL after three years from the Closing Date, if after giving effect to that Transfer the aggregate number of shares of Common Stock held by the Buyer Parties is equal to or greater than 35% of the total number of shares of Common Stock then outstanding and that Transfer is approved by a majority of the Independent Directors;

             (iv) in a Transfer by FSNL of any of the FSNL Shares after six years from the Closing Date, if after giving effect to that Transfer the aggregate number of shares of Common Stock held by the Buyer Parties is equal to or greater than 35% of the total number of shares of Common Stock then outstanding, and that Transfer is made in a Brokers' Transaction (as that term is defined in paragraph (g) of Rule 144 under the 1933 Act ("Rule 144")) satisfying the manner of sale requirements for a "brokers' transaction" under paragraph (f) of Rule 144, whether or not that sale is made pursuant to Rule 144 (a "Brokers' Transaction");

             (v) in a Transfer by FSNL of any of the FSNL Shares after six years from the Closing Date at a time when the aggregate number of shares of Common Stock held by the Buyer Parties is already less than 35% of the total number of shares of Common Stock then outstanding, if that Transfer is approved by a majority of the Independent Directors and is made in a Brokers' Transaction;

             (vi) in a Transfer by Chartwell after six years from the Closing Date at a time when Chartwell owns less than 5% of the total number of shares of Common Stock then outstanding and has no representatives serving on the Board of Directors of Seller, if that Transfer is made in a Brokers' Transaction; or

             (vii)  sales or other transfers between the Buyers.

            (b) If as a result of any sale or other transfer of shares by the Buyers, the aggregate number of shares of Common Stock held by the Buyers is reduced below 35% of the total number of shares of Common Stock then outstanding (a "Board Shifting Event"), the Buyers shall cause such number of their representatives on the Board of Directors of Seller to resign so that the percentage of directorships held by Independent Directors after the Board Shifting Event shall be equal to the percentage of shares of Common Stock then owned by shareholders other than the Buyers (the "Required Percentage"); and the Buyers shall cause any of their remaining representatives on the Board of Directors, to vote in favor of filling the resulting vacancies with Independent Directors.

            (c) For so long as Chartwell, FSNL or any of their respective Affiliates (collectively, the "Buyer Parties" and each, a "Buyer Party") continue to own, in the

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aggregate, at least twenty percent (20%) of the outstanding shares of Common
Stock of Seller, the Buyers shall not, and shall not permit any Buyer Party to, enter into any transaction or series of related transactions, or grant or consent to, or otherwise permit, any amendment to, supplement of or waiver under, any agreement or contract, with Seller or any of its subsidiaries (any of the foregoing, an "Affiliate Transaction") unless: (i) it has been determined by a committee of the Seller's Board of Directors comprised of one or more individuals who are Independent Directors (the "Independent Board Committee") that such Affiliate Transaction is in the best interests of the Seller and is on fair and reasonable terms, no less favorable to Seller than terms that the Seller and a non-affiliated person in a similar situation would agree to in an arm's length transaction; and (ii) if such Affiliate Transaction has a total value in excess of $10,000, the Independent Board Committee has received a favorable fairness opinion from an appropriate, independent party with respect to such Affiliate Transaction. Notwithstanding the foregoing, the Seller may pay reasonable and customary compensation and benefits to its officers and directors and may engage in the transactions described on Schedule 10(c).

            (d) In the event that, at any time within three years after the Closing, the Seller proposes to sell all or substantially all of its assets, to merge or consolidate with any other entity or to cause the liquidation or dissolution of Seller (each, a "Triggering Event"), and Seller submits the Triggering Event to a vote of its stockholders (whether at a meeting or by written consent in lieu of a meeting), then each of the Buyers hereby agrees to vote all of its shares of Common Stock entitled to vote on such matter in favor of and against such Triggering Event in the same proportion as the numbers of Nonaffiliated Shares voted in favor of and against such Triggering Event bear to the total number of Nonaffiliated Shares voted on such Triggering Event (treating Nonaffiliated Shares which abstain as not having voted); provided, however, that if any party shall commence a proxy contest or tender offer relating to the Triggering Event in any manner, then the foregoing provision shall not apply, and each of the Buyers shall be entitled to vote all of its shares of Common Stock in favor of or against the Triggering Event, in its sole discretion.

            (e) No Buyer Party shall purchase or otherwise acquire (in any manner, including by way of merger or otherwise) any additional shares of Common Stock, or any securities exercisable for or convertible into Common Stock (other than options granted under a stock option plan of the Company having customary terms and constituting reasonable compensation ("Excluded Stock Options") and shares of Common Stock issued on the exercise of Excluded Stock Options) (the "Acquired Stock"), from

            (i) any person or entity (other than Seller pursuant to clause (ii) below or any other Buyer) if such Acquired Stock would, when aggregated with all of the other shares of Common Stock owned by all Buyer Parties (other than shares acquired, or subject to issuance, on the exercise of Excluded Stock Options), and assuming the exercise or conversion of such Acquired Stock into Common Stock, if applicable, result in the ownership by all Buyer Parties of shares of Common Stock representing in excess of fifty-five percent (55%) of then-outstanding shares of Common Stock of Seller on a fully-diluted basis, assuming the exercise or conversion of all other outstanding securities of Seller exercisable for or convertible into Common Stock, unless: (x) such Buyer Party offers to purchase all of such Acquired Stock and Common Stock from all of the holders thereof in compliance with all applicable securities and other laws, rules and regulations, (y) such purchase is approved by the Independent Board Committee, and (z) the Independent Board Committee has received a favorable fairness opinion from an appropriate, independent party with respect to such purchase; or

            (ii) the Seller, unless: (x) such purchase is approved by the Independent Board Committee, and (y) the Independent Board Committee has received a favorable fairness opinion from an appropriate, independent party with respect to such purchase

            (f) For so long as the Buyer Parties either continue to own in the aggregate at least twenty percent (20%) of the outstanding Common Stock of Seller or have any representatives serving on the Board of Directors of Seller, no Buyer Party shall acquire any interest in an existing hotel property or properties (including by foreclosure on any mortgage acquired on or after January 1, 1996), or any interest in a hotel property or properties that are under development or in any property which the Buyer Party intends to develop as a hotel property, other than as listed on Schedule 10(f).

            (g) Each of FSNL and Chartwell hereby agrees to vote its shares of Common Stock (including the Shares) and to use its best efforts to elect and maintain as independent directors on the Seller's Board of Directors at least the following number of individuals who are not employees, officers, directors or Affiliates of Chartwell, FSNL or the Seller, do not have any beneficial ownership interest in Chartwell, FSNL or any of their Affiliates (other than the Seller) and are otherwise disinterested directors (the "Independent Directors"):

            (i)   prior to a Board Shifting Event, two individuals;

            (ii) after a Board Shifting Event, a number of individuals sufficient to cause the percentage of Independent Directors on the Board of Directors to be no less than the Required Percentage.

            11. Termination of 1995 Purchase Agreement Provisions. Section 4 of the 1995 Purchase Agreement shall be terminated and of no further force or effect as of the Closing Date.

            12. Further Agreements. Each party agrees to cooperate with the other, and to execute and deliver, or cause to be executed and delivered, all such other instruments and to take all such other actions as it may be reasonably requested to take, from time to time, in order to effectuate the provisions and purpose of this Agreement.

            13. Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and shall also inure to the benefit of the stockholders of Seller. This Agreement may not be assigned by any party without the written consent of the other parties.

            14. Amendment and Modification. This Agreement may not be amended, modified, supplemented or changed in any respect by, and only by, a writing duly executed by Seller and each Buyer.

            15.   Other Provisions.

            (a) Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by overnight courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

      If to the Seller, to it at:

                  National Lodging Corp.
                  605 Third Avenue
                  New York, New York  10158
                  Attention:  General Counsel
                  Facsimile No. 212-867-4644

            with a copy to:

                  Skadden, Arps, Slate,
                    Meagher & Flom
                  919 Third Avenue
                  New York, NY  10022
                  Attention:  David Fox, Esq.
                  Facsimile No.:  (212) 735-3635

      If to Chartwell, to it at:

                  Chartwell Leisure Associates L.P. II
                  55 Hillside Road
                  Rye, New York  10580
                  Facsimile No. 914-967-4640

            with a copy to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, New York  10022
                  Attn:  John N. Turitzin, Esq.
                  Facsimile No. 212-856-7814

            and

                  FGT, L.P.
                  c/o Marc E. Leland & Associates

                  Potomac Tower, Suite 1700
                  1001 19th Street North
                  Arlington, Virginia  22209
                  Facsimile No. 703-351-9008

      If to FSNL, to it at:

                  FSNL LLC
                  c/o Bergman, Horowitz & Reynolds
                  157 Church Street
                  19th Floor
                  New Haven, Connecticut  06510
                  Attn:  Kenneth N. Musen, Esq.
                  Facsimile No. 203-785-8127

            with a copy to:

                  Bernstein, Shur, Sawyer
                    & Nelson
                  P.O. Box 9729
                  100 Middle Street
                  Portland, ME  04104-5029
                  Attn:  Leonard Nelson, Esq.
                  Facsimile No. 207-774-1127

            Any party hereto may from time to time change its address for notices under this Section by giving at least 10 days' notice of such changes to the other party hereto.

            (b) Counterparts. This Agreement shall be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one instrument.

            (c) Law Governing; Consent to Jurisdiction; Representation. This Agreement shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed therein. Each of the parties hereto consents to the jurisdiction of the federal and state courts located in the State of New York in connection with any claim or controversy arising out of or connected with this Agreement. Service of process in any such proceeding may be made upon each of the parties hereto at the address of such party as set forth in this Agreement. Each party hereto represents that it has been represented by counsel in connection with, and has had the opportunity to review, this Agreement. Each party further represents that the terms hereof shall not be construed in favor of or against any other party by reason of the preparation hereof.

            (d) Expenses. The parties shall bear their respective expenses incurred in connection with this Agreement and consummation of the transactions described herein.

                                 [END OF TEXT]

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                              NATIONAL LODGING CORP.



                              By: /s/ Douglas H. Verner
                                  ---------------------------------------------
                                  Name: Douglas H. Verner
                                  Title: General Counsel, Secretary



                              CHARTWELL LEISURE ASSOCIATES L.P. II

                              By:   Chartwell Leisure Corp. II,
                                    General Partner


                                    By: /s/ Marc E. Leland
                                        ---------------------------------------
                                        Name: Marc E. Leland
                                        Title: Vice President



                              FSNL LLC



                              By: /s/ Leonard M. Nelson
                                  ---------------------------------------------
                                  Name: Leonard M. Nelson
                                  Title: Manager

                                                                Schedule 10(c)


1. Transactions relating to arrangements, as in effect on the date of the Original Agreement, between Seller and Affiliates of Chartwell relating to the family entertainment center located in Vicksburg, Mississippi as described in Seller's 1995 proxy statement.

                                                                Schedule 10(f)

                           Excluded Hotel Properties


1. The hotel properties currently under development by Chartwell or its Affiliates at the following locations:

            (a) Reston, Virginia, at the junction of Dulles Access Toll Road and Route 28;

            (b) Santa Fe, New Mexico, corner of Richard's Avenue and Cerrilos Road;

            (c)   Houston, Texas, the Galleria area;

            (d)   Austin, Texas, Round Rock area;

            (e)   Dallas/Ft. Worth, Texas, Dallas Airport.

2. Redevelopment of any of the following hotels listed on attachment (i) to this Schedule, all of which were owned by Affiliates of Chartwell on January 1, 1996.

3. Acquisition of any of the hotels listed on attachment (ii) to this Schedule, on all of which various Affiliates of Chartwell had liens on January 1, 1996.

                                                                Attachment (i)

==================================================================================================================
        Hotel Name                             Street Address                     City                   State
- ------------------------------------------------------------------------------------------------------------------
1.      Ramada Limited Gulf Shores             610 West Beach Blvd.               Gulf Shores            AL
- ------------------------------------------------------------------------------------------------------------------
2.      Days Inn Turnan's Corner               55501-10 Service Road              Mobile                 AL
- ------------------------------------------------------------------------------------------------------------------
3.      Days Inn Airport                       3550 Airport Blvd.                 Mobile                 AL
- ------------------------------------------------------------------------------------------------------------------
4.      Days Inn                               2025 Zelda Road                    Montgomery             AL
- ------------------------------------------------------------------------------------------------------------------
5.      The Fayetteville Inn                   1000 Highway 71 South              Fayetteville           AR
- ------------------------------------------------------------------------------------------------------------------
6.      Conestoga Hotel                        1240 South Walnut Street           Anaheim                CA
- ------------------------------------------------------------------------------------------------------------------
7.      Newark Hilton                          39900 Balentine Drive              Fremont                CA
- ------------------------------------------------------------------------------------------------------------------
8.      Holiday Inn Select Beverly Hills       1150 South Beverly Drive           Los Angeles            CA
- ------------------------------------------------------------------------------------------------------------------
9.      Holiday Inn Airport                    4040 Quebec Street                 Denver                 CO
- ------------------------------------------------------------------------------------------------------------------
10.     Days Inn                               3506 1st Street West               Braderion              FL
- ------------------------------------------------------------------------------------------------------------------
11.     Lake Park Inn                          1025 North Federal Highway         Lake Park              FL
- ------------------------------------------------------------------------------------------------------------------
12.     Super 8 Motel                          1255 Hypoluxo Road                 Lanlana                FL
- ------------------------------------------------------------------------------------------------------------------
13.     Howard Johnson Plaza - Hotel           3835 McCoy Road                    Orlando                FL
- ------------------------------------------------------------------------------------------------------------------
14.     Embassy Suites PGA                     4350 PGA Boulevard                 Palm Beach Gardens     FL
- ------------------------------------------------------------------------------------------------------------------
15.     Days Inn                               710 North Palafox Street           Pensacola              FL
- ------------------------------------------------------------------------------------------------------------------
16.     Days Inn Singer Island                 2700 Ocean Drive                   Riviera Beach          FL
- ------------------------------------------------------------------------------------------------------------------
17.     St. Petersburg Hilton                  333 1st Street South               St. Petersburg         FL
- ------------------------------------------------------------------------------------------------------------------
18.     Ramada Inn                             2725 Watson Boulevard              Warner-Robins          GA
- ------------------------------------------------------------------------------------------------------------------
19.     Holiday Inn                            909 Middle Road                    Bottendorf             IA
- ------------------------------------------------------------------------------------------------------------------
20.     Chicago Midway Airport Hotel           5400 S. Cicero Avenue              Chicago                IL
- ------------------------------------------------------------------------------------------------------------------
21.     Holiday Inn                            1550 Floselle Road                 Schaumburg             IL
- ------------------------------------------------------------------------------------------------------------------
22.     Indianapolis Ramada Plaza              31 West Ohio Street                Indianapolis           IN

- ------------------------------------------------------------------------------------------------------------------
23.     Indianapolis Ramada Hotel              2500 South High School Road        Indianapolis           IN
- ------------------------------------------------------------------------------------------------------------------
24.     Hutchinson Ramada Plaza                1400 North Lorraine                Hutchinson             KS
- ------------------------------------------------------------------------------------------------------------------
25.     Ramada Inn                             40 North Main Street               Falmouth               MA
- ------------------------------------------------------------------------------------------------------------------
26.     Harbor View Resort                     213 ocean Street                   Hyannis                MA
- ------------------------------------------------------------------------------------------------------------------
27.     Ramada Inn Regency                     1127 Route 132                     Hyannis                MA
- ------------------------------------------------------------------------------------------------------------------
28.     Sheraton Milford Hotel                 11 Beaver Street                   Milford                MA
- ------------------------------------------------------------------------------------------------------------------
29.     Ramada Inn South Shore                 929 Hingham Street                 Rockland               MA
- ------------------------------------------------------------------------------------------------------------------
30.     Gull Wing Suites                       822 Main Street, Route 20          South Yarmouth         MA
- ------------------------------------------------------------------------------------------------------------------
31.     Flagship Motor Inn                     343 Main Street, Route 28          West Yarmouth          MA
- ------------------------------------------------------------------------------------------------------------------
32.     Ramada Hotel Woburn                    15 Middlesex Canal Park Road       Woburn                 MA
- ------------------------------------------------------------------------------------------------------------------
33.     Howard Johnson Hotel                   1 Mack Road                        Woburn                 MA
- ------------------------------------------------------------------------------------------------------------------
34.     Historic Inns of Annapolis             16 Church Street                   Annapolis              MD
- ------------------------------------------------------------------------------------------------------------------
35.     Days Inn                               591 Revel Highway                  Annapolis              MD
- ------------------------------------------------------------------------------------------------------------------
36.     Days Inn                               310 E. Potomac Street              Williamsport           MD
- ------------------------------------------------------------------------------------------------------------------
37.     Days Inn Brooklyn Center               1501 Freeway Blvd.                 Brooklyn Center        MN
- ------------------------------------------------------------------------------------------------------------------
38.     Ramada Plaza Hotel Minneapolis West    12201 Ridgedale Drive              Minnetonka             MN
- ------------------------------------------------------------------------------------------------------------------
39.     Ramada Limited of Blue Springs         1110 North Highway 7               Blue Springs           MO
- ------------------------------------------------------------------------------------------------------------------
40.     Ramada Limited Downtown                1111 East Broadway                 Columbia               MO
- ------------------------------------------------------------------------------------------------------------------
41.     Days Inn                               North Carolina Hwy 321             Blowing Rock           NC
- ------------------------------------------------------------------------------------------------------------------
42.     Days Inn                               501 Regional Road South            Greensboro             NC
- ------------------------------------------------------------------------------------------------------------------
43.     Days Inn                               3030 North Roberts Avenue          Lumberton              NC
- ------------------------------------------------------------------------------------------------------------------
44.     Ramada Hotel Conwall - 80              7007 Grover Street                 Omaha                  NE
- ------------------------------------------------------------------------------------------------------------------
45.     Ramada Hotel                           36 Valley Road                     Clark                  NJ


- ------------------------------------------------------------------------------------------------------------------
46.     Howard Johnson Plaza                   129 Pehle Avenue                   Saddle Brook           NJ
- ------------------------------------------------------------------------------------------------------------------
47.     Ho-Jo Inn                              699 Old Front Street               Binghamton             NY
- ------------------------------------------------------------------------------------------------------------------
48.     Howard Johnson Bed N Breakfast         450 Moreland Street                Commack                NY
- ------------------------------------------------------------------------------------------------------------------
49.     Howard Johnson Lodge                   551 Route 211 East                 Middletown             NY
- ------------------------------------------------------------------------------------------------------------------
50.     Howard Johnson Motor Lodge             120 Jericho Turnpike               Westbury               NY
- ------------------------------------------------------------------------------------------------------------------
51.     Residence Inn                          6161 Trust Drive                   Toledo                 OH
- ------------------------------------------------------------------------------------------------------------------
52.     Howard Johnson Lodge                   Route 315 at I-81                  Pillslon               PA
- ------------------------------------------------------------------------------------------------------------------
53.     Days Inn                               839 Congaree Road                  Greenville             SC
- ------------------------------------------------------------------------------------------------------------------
54.     Days Inn Central                       601 South Ocean Boulevard          Myrtle Beach           SC
- ------------------------------------------------------------------------------------------------------------------
55.     Ramada Inn West                        68011 - 40 West                    Amarillo               TX
- ------------------------------------------------------------------------------------------------------------------
56.     Ramada Inn East                        25011 - 40 East                    Amarillo               TX
- ------------------------------------------------------------------------------------------------------------------
57.     Howard Johnson Hotel                   1945 North Expressway 77/83        Brownsville            TX
- ------------------------------------------------------------------------------------------------------------------
58.     Residence Inn Dallas North Corral      13636 Goldmark Drive               Dallas                 TX
- ------------------------------------------------------------------------------------------------------------------
59.     Fort Worth Radisson Downtown           815 Main Street                    Fort Worth             TX
- ------------------------------------------------------------------------------------------------------------------
60.     Days Inn                               1900 West Tyler Avenue             Harrigan               TX
- ------------------------------------------------------------------------------------------------------------------
61.     Nassau Bay ____                        3000 NASA Road One                 Nassau Bay             TX
- ------------------------------------------------------------------------------------------------------------------
62.     Days Inn                               I-81 and Roanoke Road              Christianburg          VA
- ------------------------------------------------------------------------------------------------------------------
63.     Days Inn                               535 Orange Avenue                  Roanoke                VA
- ------------------------------------------------------------------------------------------------------------------
64.     Days Inn                               Route 2, Box 414                   Staunton               VA
- ------------------------------------------------------------------------------------------------------------------
65.     Days Inn Motel                         902 Richmond Road                  Williamsburg           VA
- ------------------------------------------------------------------------------------------------------------------
66.     Ramada Inn Seminary Plaza              4641 Kenmoro Avenue                Alexandria             VA
- ------------------------------------------------------------------------------------------------------------------
67.     Days Inn                               110 East 2nd Street                Superior               WS
==================================================================================================================

                                                               Attachment (ii)

==================================================================================================================
        Hotel Name                           Street Address                     City                     State
- ------------------------------------------------------------------------------------------------------------------

1.      Hampton Inn                          2731 US Hwy 280                    Mountain Brook           AL
- ------------------------------------------------------------------------------------------------------------------
2.      Holiday Inn                          I-59 and McFarland Boulevard       Tuscaloosa               AL
- ------------------------------------------------------------------------------------------------------------------
3.      Best Western Inn                     210 North Blake Street             Pine Bluff               AR
- ------------------------------------------------------------------------------------------------------------------
4.      Ramada Inn                           20-17 S. Highway 92                Sierra Vista             AZ
- ------------------------------------------------------------------------------------------------------------------
5.      Hampton Inn                          5440 Kearny Mesa                   San Diego                CA
- ------------------------------------------------------------------------------------------------------------------
6.      Tradewinds Best Western Motor Inn    2141 North Parkway Drive           Fresno                   CA
- ------------------------------------------------------------------------------------------------------------------
7.      Whitehall Inn                        726 Sutter Street                  San Francisco            CA
- ------------------------------------------------------------------------------------------------------------------
8.      Sonoma Valley Inn                    550 Second Street West             Sonoma                   CA
- ------------------------------------------------------------------------------------------------------------------
9.      Guest Quarters Hotel                 2500 Pennsylvania Avenue           Washington               DC
- ------------------------------------------------------------------------------------------------------------------
10.     Holiday Inn Coral Gables             2051 LeJoune Road                  Coral Gables             FL
- ------------------------------------------------------------------------------------------------------------------
11.     Days Inn                             1595 West Oakland Park Blvd.       Ft. Lauderdale           FL
- ------------------------------------------------------------------------------------------------------------------
12.     Treasure Coast Inn                   7025 Okoechobee Road               Ft. Pierce               FL
- ------------------------------------------------------------------------------------------------------------------
13.     University Centre Hotel              1535 S.W. Archor Road              Gainesville              FL
- ------------------------------------------------------------------------------------------------------------------
14.     Heritage Inn Suites                  8605 Southeast Federal Highway     Hobo Sound               FL
- ------------------------------------------------------------------------------------------------------------------
15.     North Redington Beach Hilton         17120 Gulf Boulevard North         North Redington Beach    FL
- ------------------------------------------------------------------------------------------------------------------
16.     Plant City Econolodge                301 South Frontage Road            Plant City               FL
- ------------------------------------------------------------------------------------------------------------------
17.     Red Carpet Inn                       Interstate 95 & State 16           St. Augustine            FL
- ------------------------------------------------------------------------------------------------------------------
18.     Days Inn                             2901 East Busch Blvd.              Tampa                    FL
- ------------------------------------------------------------------------------------------------------------------
19.     Days Inn Northlake                   2158 Ranchwood Drive               Atlanta                  GA
- ------------------------------------------------------------------------------------------------------------------
20.     Days Inn                             1948 Day Drive                     Duluth                   GA
- ------------------------------------------------------------------------------------------------------------------
21.     Holiday Inn                          200 South Beachview Drive          Jekyll Island            GA
- ------------------------------------------------------------------------------------------------------------------
22.     Holiday Inn Midtown                  7100 Abercorn Extention            Savannah                 GA



- ------------------------------------------------------------------------------------------------------------------
23.     Holiday Inn South                    I-95 & Georgia Highway 204         Savannah                 GA
- ------------------------------------------------------------------------------------------------------------------
24.     Days Inn                             2700 Curtis Drive                  Smyrna                   GA
- ------------------------------------------------------------------------------------------------------------------
25.     Hampton Inn                          3400 Northlake Parkway             Tucker                   GA
- ------------------------------------------------------------------------------------------------------------------
26.     University Inn                       316 South Duff Avenue              Ames                     IA
- ------------------------------------------------------------------------------------------------------------------
27.     Ramada Hotel                         401 Delaplain Road                 Georgetown               KY
- ------------------------------------------------------------------------------------------------------------------
28.     Ramada Hotel                         Highway 44 at I-65                 Shephardville            KY
- ------------------------------------------------------------------------------------------------------------------
29.     Heritage House                       259 Main Street                    Hyannis                  MA
- ------------------------------------------------------------------------------------------------------------------
30.     Ambassador Motor Inn                 1314 Main Street, Route 28         South Yarmouth           MA
- ------------------------------------------------------------------------------------------------------------------
31.     Holiday Inn                          4 Highwood Drive                   Tewksbury                MA
- ------------------------------------------------------------------------------------------------------------------
32.     Howard Johnson                       102 60th Street                    Ocean City               MD
- ------------------------------------------------------------------------------------------------------------------
33.     Hampton Inn                          7745 Lyndale Avenue                Richfield                MN
- ------------------------------------------------------------------------------------------------------------------
34.     Bellon Inn                           107 County Line Road               Bellon                   MO
- ------------------------------------------------------------------------------------------------------------------
35.     Meadows Inn                          525 East Bonanza Road              Las Vegas                NV
- ------------------------------------------------------------------------------------------------------------------
36.     Continental Motel                    139 - 143 South Illinois Ave.      Atlantic City            NJ
- ------------------------------------------------------------------------------------------------------------------
37.     Inn of The Dove                      1409 Black Horse Pike              Cardiff                  NJ
- ------------------------------------------------------------------------------------------------------------------
38.     Embassy Suites Hotel                 121 Centennial Avenue              Piscataway               NJ
- ------------------------------------------------------------------------------------------------------------------
39.     Sheraton University Inn              801 University Avenue              Syracuse                 NY
- ------------------------------------------------------------------------------------------------------------------
40.     Days Inn Akron West                  5 Park Center Boulevard            Wadsworth                OH
- ------------------------------------------------------------------------------------------------------------------
41.     Ramada Inn                           1500 MacArthur Road                Whitehall                PA
- ------------------------------------------------------------------------------------------------------------------
42.     Genettl Motor Lodge                  Route 309 at 32nd Street           Haxlo Township           PA
- ------------------------------------------------------------------------------------------------------------------
43.     Days Inn Pittsburgh Airport          1170 Thorn Run Road                Moon Township            PA
- ------------------------------------------------------------------------------------------------------------------
44.     The Woodlands                        1073 Highway 315                   Wilkes-Barre             PA
- ------------------------------------------------------------------------------------------------------------------
45.     Hampton Inn                          1063 Highway 315                   Wilkes-Barre             PA


- ------------------------------------------------------------------------------------------------------------------
46.     Ocean Dunes                          74th Avenue North                  Myrtle Beach             SC
- ------------------------------------------------------------------------------------------------------------------
47.     Hampton Inn Hotel                    2230 Old Fort Parkway              Murphreesboro            TN
- ------------------------------------------------------------------------------------------------------------------
48.     Austin Red Lion Hotel                61211-35 North                     Austin                   TX
- ------------------------------------------------------------------------------------------------------------------
49.     The Holiday Inn-Brownwood            515 East Commerce Street           Brownwood                TX
- ------------------------------------------------------------------------------------------------------------------
50.     Econolodge Motel                     6800 Lee Highway (Route 29)        Falls Church             VA
- ------------------------------------------------------------------------------------------------------------------
51.     Sleep Inn Motel                      4045 Electric Road                 Roanoke                  VA
- ------------------------------------------------------------------------------------------------------------------
52.     Holiday Inn                          Route 50 & I-81                    Winchester               VA
- ------------------------------------------------------------------------------------------------------------------
53.     Holiday Inn Gateway                  6007 U.S. Route 60 East            Huntington               WV
==================================================================================================================

                                                              Attachment (iii)

==================================================================================================================
        Hotel Name                           Street Address                     City                     State
- ------------------------------------------------------------------------------------------------------------------
1.      Hotel Californian                    405 Taylor                         San Francisco            CA
- ------------------------------------------------------------------------------------------------------------------
2.      Holiday Inn La Concha                430 Duval Street                   Key West                 FL
- ------------------------------------------------------------------------------------------------------------------
3.      Ramada Inn                           285 Commerce Drive                 Fort Washington          PA
==================================================================================================================